SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 25, 2000


                        RESIDENTIAL ACCREDIT LOANS, INC.
           (Exact name of the registrant as specified in it's charter)

                      33-95932, 333-8733, 333-33493
                          333-48327, 333-63549             51-0368240
                                333-72661
Delaware              (Commission File Number)           (I.R.S. Employee
(State or other                                         Identification No.)
jurisdiction of
incorporation)

8400 Normandale Lake Boulevard                              55437
Minneapolis, Minnesota                                   (Zip Code)
(Address of Principal
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000

Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the May, 2000 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation


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1995-QS1  RALI  1996-QS1 RALI 1996-QS2 RALI 1996-QS3 RALI 1996-QS4 RALI 1996-QS5
RALI 1996-QS6 RALI 1996-QS7 RALI 1996-QS8 RALI 1997-QPCR1 RALI 1997-QPCR2 RALI 1997-QPCR3 RALI 1997-QS1 RALI 1997-QS10 RALI 1997-QS11 RALI 1997-QS12 RALI
1997-QS13  RALI 1997-QS2 RALI 1997-QS3 RALI 1997-QS4 RALI 1997-QS5 RALI 1997-QS6
RALI 1997-QS7 RALI 1997-QS8 RALI 1997-QS9 RALI 1998-QS1 RALI 1998-QS10 RALI 1998-QS11 RALI 1998-QS12 RALI 1998-QS13 RALI 1998-QS14 RALI 1998-QS15 RALI
1998-QS16 RALI 1998-QS17 RALI 1998-QS2 RALI 1998-QS3 RALI 1998-QS4 RALI 1998-QS5
RALI 1998-QS6 RALI 1998-QS7 RALI 1998-QS8 RALI 1998-QS9 RALI 1999-QS1 RALI 1999-QS10 RALI 1999-QS11 RALI


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1999-QS12   RALI
1999-QS13   RALI
1999-QS14   RALI
1999-QS15   RALI
1999-QS2    RALI
1999-QS3    RALI
1999-QS4    RALI
1999-QS5    RALI
1999-QS6    RALI
1999-QS7    RALI
1999-QS8    RALI
1999-QS9    RALI
2000-QS1    RALI
2000-QS2    RALI
2000-QS3    RALI
2000-QS4    RALI
2000-QS5    RALI


Item 7.  Financial Statements and Exhibits

(a)  Not applicable
(b)  Not applicable
(c)  See Item 5.

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                                          SIGNATURES

Pursuant to the requirements of the Securities ExchangeAct of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.


 By:      /s/  Davee Olson
 Name:    Davee Olson
 Title:   Chief Financial Officer
 Dated:   May 25, 2000



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